Welcome to the Polaris Industries Inc. 2002 Analyst Day Monday, July 29, 2002

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

TOM TILLER President & CEO

The Past Five Years have been Good... Sales 29% Earnings 73% Return on Shareholders Equity has averaged 43% Debt to Total Capital has averaged 14% (7% at the year end 2001)

A Solid Investment - Total Return to Investors Polaris Russell 2000 NADAQ Dow Jones S&P 500 East 0.486 0.026 -0.208 -0.054 -0.119 One Year Total Return December 29, 2000 - December 31, 2001 Five Year Total Return December 31, 1996 - December 31, 2001 Polaris Russell 2000 NADAQ Dow Jones S&P 500 East 1.73 0.445 0.535 0.692 0.662 Polaris Russell 2000 NADAQ Dow Jones S&P 500 East 0.088 -0.225 -0.339 -0.183 -0.265 2002 Year-to-Date (as of 7/24/02)

Continue with what has worked for 20 years ATVs - Product innovation (Predator, Sportsman 700, RANGER) + continued market growth Snowmobiles - Cash flow generation, Snow Check Select(tm), #1 player PG&A - New product introduction, selling solutions, leverage installed base Lower costs, higher quality, margin expansion Newer Products will mature and accelerate growth Victory - Increased market share and product offering (Vegas Custom Cruiser) Polaris Professional Series - Commercial product, different distribution system Improving Dealerships Focus and Flexibility to make acquisitions Economic recovery will be a plus Stronger Team The Next Five Years...Even Better?

Recession 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Polaris Net Income 0 0 0 1 2 2.7 6.4 9.5 11.5 16.7 20.465 20.727 24.602 33.027 54.703 60.776 62.293 65.383 70.624 76.326 82.809 91.4 CCI 78.6 66.6 59.5 103.6 97 98.2 93.2 107.7 119.4 113 61.2 52.5 78.1 79.8 103.4 99.2 114.2 136.2 126.7 141.7 128.6 94.6 Polaris' earnings grew an average of 14% per year from 1989 to 1992 Economic Recovery a Plus Historically Not Sensitive to Negative Economic Changes - Strong After Recessions

Where We Are Headed Accelerating Growth: $2B by 2004; $3B by 2007 Grow earnings faster than sales; expand margins Build a dominant brand with industry-leading quality and distribution Expand the P/E multiple to 20+ Higher Expectations

KEN SOBASKI Vice President - Marketing, Sales & Service

Key Marketing Objectives

Key Marketing Objectives Build Polaris into a Dominant Brand Build Polaris Brand Presence at Retail Integrate Marketing Plans Across Business Units Improve the Leverage of our Partnership Programs Increase Effectiveness of Marketing Spend Utilize our Core Customer More Effectively Bring "Voice of Consumer" into Polaris

Key Marketing Objectives Build Polaris into a Dominant Brand! Establish "The Way Out" as the USP (Unique Selling Proposition) for Polaris Build upon our ability to provide the best "ride" to deliver the experience.

Key Marketing Objectives Build Polaris Brand Presence at Retail Clean up the store Strengthen branding inside and outside the store Do-it-yourself retail merchandising tools - RPM: Retail Performance Merchandising Bring "The Way Out" into the store Merchandising dollars for signage and fixtures

Before

After

Key Marketing Objectives Improve the Leverage of our Partnership Programs Formal Partnership Assessment in Process Formal Partnership Assessment in Process Formal Partnership Assessment in Process Formal Partnership Assessment in Process Formal Partnership Assessment in Process

Key Marketing Objectives Utilize our core customer more effectively 1. Build Marketing Database 2. Tap into installed base

Key Sales Objectives

Deliver the numbers Define dealer/distribution upgrade strategy Leverage integration across divisions Key process improvements Improve dealer perceptions & attitudes Focus the organization against a simple set of priorities. Key Sales Objectives

What Deliver the numbers Focus on retail acceleration, orders will follow Reduce inventory at dealer Add distribution points for Ranger & PWC How More DSM/RSM face time in front of dealers Simple common scorecard Measures focused on drivers and outcomes Key Sales Objectives

KEY MEASURES Victory has a "best practice" we will borrow from! Victory Scorecard Drivers Outcomes Dealers Total Dealers Engaged Dealers New Dealers Terminated Prospects Business Plans Store Resets Dealer Inventory Inventory Units / Dealer Shipments Current Non Current Orders 2003 Order Goal Number of ordering dealers Retail Sales by Dealer Market Share Market Share +/- Per Year MONTH YTD '02 LY '02 LY

What Define dealer/distribution upgrade strategies End game Strategies to get there Mile markers How Determine end game Star/Multi-line Rural/metro Dealer bell curve 4 prong strategy Need more specific plans and mile markers Key Sales Objectives

The Dealer network . . My Perception One of our strongest assets and one of our biggest liabilities (+) Loyal Enthusiasts One of the main reasons customers buy Polaris Knowledgeable about products Many give outstanding customer service Most are busting their butt to earn a living (-) Many unwilling / unable to grow - not profitable, too much debt, mindset Inconsistent execution Often frustrated but sometimes unwilling to try new approaches Like us, frequently do dumb things over and over again (No sign, no yellow pages ad, dirty facility / products, etc.) Deals with tons of issues every day . . . Tough to make long term progress Competition among Polaris dealers Despite lots of effort, it often feels like nothing works except product

Dealer Distribution Upgrade Key to the end game is desired "Dealer Bell Curve"

Dealer Distribution Upgrade 4-Prong Strategy is a good start! DSM Effectiveness Improve utilization of District Sales Managers to drive retail Top Market Opportunities Assess current distribution and upgrade market by market Dealer Development Strategy Help existing dealers improve Prototype Stores Invest in key markets A D B C

Performance to Standards Base Rebate = 2% Customer Satisfaction = +/-1% Brand/Facility Image = +/-1% Volume = 0%-1%-2% Capital Assistance Grants Assistance for Major Renovations & New Construction Exchange for 3 yr retail commitment Growth Incentive 2003/04 Implementation Profit Sharing for Dealers Wholesale & Retail Focus Training Web Based Sales Training In-Field Technical Training DEALER DISTRIBUTION UPGRADE 4-Prong Strategy A: Dealer Development Strategy

51 Approved Projects; 14 Projects Pending $27.8MM Dealer Investment $1.5MM Polaris Investment 35% Retail Growth over 3 years Projected ROI 44.6% Capital Assistance We Know Capital Assistance Works We Need To Streamline And Accelerate It It Works!!!

Davis Motorsports - Memphis, TN AFTER - Retail Growth Increased 17%

Gainesville Polaris - Gainesville, TX AFTER - Retail Growth Increased 43%

Hayward Powersports - Hayward, WI AFTER - Retail Growth Increased 22%

Target High Potential Markets Extensive Market Analysis Set Market Share Goal Distribution Blueprint Market Prospect List Execute Attack Plan Quarterly Progress Report DEALER DISTRIBUTION UPGRADE 4-Prong Strategy C: Top Market Opportunities

Atlanta, GA DEALER DISTRIBUTION UPGRADE 4-Prong Strategy D: Prototype Stores

DEALER DISTRIBUTION UPGRADE 4-Prong Strategy D: Prototype Stores

What Leverage Integration Across Divisions How Finalize "One Company Initiatives" Create Polaris Sales Leadership Council Focus on PG&A/Financial Services as profit lever Key Sales Objectives

"One Company Initiatives" Initiative Purpose Co-op Program Improve effectiveness and utilization and flexibility of co-op across divisions Integrated Events Develop 2-3 cross division integrated events beginning with Fall National Open House in October DSM/Dealer Communication Establish simpler, more consistent & actionable communication between Polaris HQ, its DSM's and dealers Upgrade Retail Merchandising Create a single integrated tiered approach to upgrading retail conditions Order-Shipment-Delivery Improve delivery fill rate by re-engineering our order & shipment processes as well as our credit approval process

What Key Process Improvement Order-shipment-delivery Credit line approval New dealer sell-in, selection, start-up How Bring current process re-engineering projects to completion (order-shipment and credit approval) Kick-off new process improvement teams Measure the process, make it more visible Key Sales Objectives

What Improve Dealer Perceptions & Attitudes How Re-engage dealer council Orlando "Sales" meeting Key Sales Objectives

Dealer Council Objectives Build the brand and increase loyalty with our customers. Build a more profitable and valuable dealer network (net, net - - - improve the dealer network) Improve relationship between Polaris and its dealers (communication & trust) Input / Advice to Polaris on Policy / Practices (improve how we do business with dealers) "Voice of the customer" to help us build product quality & innovation

Summary Focus is clear, implementing change to deliver future Growth to $3BB by 2007 Build a dominant brand Industry leading distribution, quality Momentum gaining in Marketing New learning curve in Sales & Service Simple, focused priorities in near term for Sales Organization assessment in progress We will deliver

JEFF BJORKMAN Vice President - Operations

Osceola Roseau Spirit Lake

Roseau, MN 1900 employees (Manufacturing and Engineering) Nearly 600,000 sq ft 66,000 sq ft - engineering Produces 900-1000 units/day on 4 assembly lines Snowmobiles ATVs Ranger Processes Assembly Paint Weld Injection Molding Snow, ATV, Ranger, Engine - Engineering Site

Spirit Lake, IA 550 employees 250,000 sq ft 300-350 units per day on 3 assembly lines Production ATV PWC Victory Processes Assembly Paint Weld PWC Engineering Site

Osceola, WI 770 employees Two plants Plant 1 - 185,000 sq ft Plant 2 - 90,000 sq ft Total 275,000 sq ft Processes Fabricated components Exhaust systems Clutches Seats Engines Victory Engineering Site

Manufacturing Summary Assembly Plant focus on key processes of Weld Paint Vehicle Assembly Key capital assets configured to allow flexibility of product movement between lines and plants Fabrication activities focused critical chassis components and sub-assemblies

Operations Strategy Industry-leading quality product Aggressive supply chain cost reductions Aggressive productivity improvements in all plants Industry-leading flexibility Make to order React to consumer pull Reduce working capital Innovation-driven engineering with industry- leading quality and speed

Industry-Leading Quality Focused effort across entire supply chain Significant effort reengineering the development process Plant and supply chain reengineering focused on Quality Flexibility Productivity Rigorous monthly review of progress Focus on what the "CUSTOMER VALUES" IT'S WORKING

Industry-Leading Quality Past 12 months' progress: Plant defect rates down 34% Supplier defect rates down 49% Problems per vehicle produced down 39% Internal cost of quality down 25% MORE SATISFIED CUSTOMERS LOWER COSTS

Cost Reduction/Productivity Improvement Formal process to achieve annual reductions Every year a specific goal is set for: Suppliers Plants Web-enabled report card updated monthly New business awarded based upon "Best in Class" performance

Cost Reduction/Productivity Improvement Numerous plant investments focused on Quality Productivity Roseau plant reengineering Goal: 15% throughput increase with 0 headcount increase Strong track record of achievement over the past several years Sustainable Improvement

Snowmobile Assembly

Flexibility Firm lead time reduction 40% in 2 years Plant reengineering to allow Make to order Snow Check Select Victory Custom Order Program Reduced inventory requirements Inventory turns up over 11% this year Make What Sells Personalized Choice Higher Margins

Engineering Process Reengineered the Product Development Process Better market intelligence Higher quality product Enable reduced time to market Significant investment in engineering tools Equipment Software Training

Vehicle Test Cell

Engineering Process Refocused technology investments Focused on key innovation opportunities Engineering Organization Better Disciplined Better Tools Better Trained Faster

Powertrain Polaris continues to expand engine and drive line competence Continually developing new engine technology Direct injection 2-stroke Twin cylinder ATV engines 700 600 Victory V-twin H.P. 4-strokes 780 snowmobile New turbo-charged twins

Powertrain Working with key partners across the world U. S. Asia Europe Continuing to build expertise Partners across the globe Ready for emissions regulation

Operations Summary Quality efforts result in: More Satisfied Customers Reduced Costs Cost reduction strategy is: Expanding Margins Sustainable Improved Flexibility: Reducing Working Capital requirements Investing in Engineering Higher Quality product More Exciting product Faster

RON BILLS General Manager - Watercraft & Polaris Professional Series

Division Strategy "Musts for Success" "manage the business" - lean & mean philosophy quality & reliability #1 - deliver on time with quality product - fix what's broke first mentality reduce costs (expand margins) improve (re-invent) watercraft dealer network - serious dealer network focus strengthen product line up - solid product plan - "engines and watercraft" monitor the market and keep the pipeline clean improve team efficiencies teamwork and focus

Industry Retail Sales 1998 1999 2000 2001 2002F 2003F North America 127 104 91 82 82 82 International 34 37 40 39 39 39 North Units x 1000

POLARIS WATERCRAFT SALES GROWTH Down low single digit range In Millions

Segment Market Trends Polaris addressing growing part of the market with Mid-size and Full Size models. '94 '95 '96 '97 '98 '99 '00 '01 '02 1 Passenger 6 4 3 3 2 1 1 1.2 1.2 2 Passenger 76 66 57 56 47.5 42 38 33 30 3 Passenger (includes Genesis) 18 32 42 43 50.5 54.2 60 65 68 4 Passenger (SUV & LRV) 3 2 2 2 Percent

2002 U.S. Market Share season to date (Sept 01 - June 02) 2002 Retail STD Market Share Polaris Up 7.4% Up 1.6% Bombardier Down Down Kawasaki Down Down Yamaha Down Up Honda new entry less than 2% M/S estimate Industry Down 7% (not including Honda unreported sales) 2002 STD - Polaris is the only manufacturer to post increased retail sales and one of only two with increased Market Share. 2001 Season - Polaris market share increased 1.2%

Polaris Watercraft Focus / Outlook Industry Industry appears to be stabilizing -- pockets of growth are starting to occur in limited key market areas - Honda entry is lending credibility to resurgence - expect flat to modest growth Cleaner engine technology and consumer demographic shift improving image - still battling negative legislation Polaris Accelerate market share growth -- MSX is the game changer Continue margin improvements Maintain industry leading quality -- Consumer survey ranks Polaris Watercraft #1 in product quality Evolving dealer network - stronger watercraft dealers Orders up 18% from existing ordering dealers vs. 01 Stronger watercraft focused dealers coming on line Right dealers in the right markets Polaris is the best dealer growth opportunity in the watercraft industry - quality, value, technology International market is a watercraft growth opportunity

MY03 This is the game changer year We have the product We have the quality We have the media excitement We have Product superiority with the MSX New platform 3 new engines Performance & Pricing We are serious about the watercraft business and positioned to stay and grow our market share -- this is just the beginning

MY 03 - MSX

This is just the beginning!

Polaris Professional Series Workmobiles(tm) January 24, 2002

Professional Series Vision 5,500 - 7,500 Recreational Dealers in U.S. 16,000 Outdoor Power Equipment related Dealers in U.S. Distribution Channel Opportunity

Market Opportunity Exciting opportunity Builds on our history and core competency Great potential to increase Revenue and Profit Great opportunity for "New" Commercial Distribution Helps build Dominant Brand image Provides a whole new customer base in the commercial products arena Growing market gives us a chance to significantly increase company profits and strengthen our distribution channels Commercial ATV market presents new channel opportunity Ability to capture 16% of the top 1000 OPE dealers by end of 2002

Track Loader U.S. Market Growth Strong growth in Track Loader segments. Markets including, rental, commercial, lawn & garden, construction and hobby farming. 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 1999 2000 2001 2002 est. # of Units Market size approximately $175 million

Utility Vehicle U.S. Market Growth Strong growth in Utility Vehicle industry segments New Entrants to Market Strong growth potential for sales to fast-growing markets, including commercial, lawn & garden, construction and hobby farming # of Units Market size approaching $1 billion

Business Opportunity Utility Vehicle sales have been increasing by an average of 15% per year over the past four years Average annual growth rates for compact track loaders is at 13%, exceeding the growth rates of other compact-machinery segments PTV (Personal Task Vehicle) market - exciting new entry in Outdoor Power Equipment Dealerships - Market Opportunity estimated initially at 5,000 units

UV Market Opportunity (Total: 110k Units) John Deere = ~33k units Kawasaki = ~18k units (Total = ~51k)

Market Opportunity PPS Target Markets Subtotal Turf-Landscaping-Construction 17,600 16.0% Industrial 15,400 14.0% Government 6,600 6.0% 39,600 36.0% 39,600 Recreational Markets Homeowners 24,200 22.0% Farmers/Ranchers 13,200 12.0% 37,400 34.0% 77,000 Opportunity Markets Commercial Non Turf 12,100 11.0% Golf Course Utility Vehicles 20,900 19.0% 33,000 30.0% 110,000

POLARIS PROFESSIONAL SERIES WORKMOBILES SALES GROWTH In Millions $20 - $25 Note: Polaris Professional Series sales are included in total ATV sales for reporting purposes.

All-Surface Loader(tm) (ASL 300) Compact design enables workers to get into confined areas Minimal surface damage - less p.s.i. than a human being Large (and growing) selection of quick-attach tools Track loader sales are expected to increase 173% during '99-'02 period, compared to gains of 30% for the skid-steer segment

Personal Task Vehicles 4x4 & 6x6 PTV 4x4 and 6x6 models Magnum technology with modifications to improve commercial performance Suspension, reduced speed 25 mph top speed, backup warning system, other enhancements Great for heavy duty employee usage

Polaris UTVs 2x2, 4x4 and 6x6 models Common platform with Ranger Heavy duty suspension, 25 mph top speed, back-up alarm, ROPS/FOPS and other modifications Far superior to competitive models All UTVs carry a one year warranty New UTV1500 is an arrow in the heart of the market

Features include: ROPS Cage Industrial Engines Heavy Duty Chassis Hard, Enclosed Cab capabilities 25 mph limits Recreational & Commercial Recreational Commercial Utility Vehicle - Recreational Commercial Synergy Trail riding Hunting Sport Agriculture Landscapers Construction / Contractors Municipalities Rental

Distribution Development Polaris? Professional Series Dealers Nationwide 5 25 10 5 2 4 2 3 5 25 3 10 5 5 5 5 5 15 10 10 4 5 10 10 3 10 10 5 5 10 10 5 5 10 10 15 20 2 15 2 3 3 3 3 2 Goal of 300 - 350 PPS Dealership locations by 12/02 (200 - 250 dealers) 1 10

OPEI EXPO 2002 Indoor Booth

OPEI EXPO 2002 Outdoor Suspension Comparison

OPEI EXPO 2002 Horse Power / Pulling Competition

OPEI EXPO 2002 Ground Clearance Comparison

OPEI EXPO 2002 Introduction of Light Duty UTV

An Exciting Opportunity for Polaris Although new to this market, we're already a major player in the Outdoor Power Equipment Industries eyes. There's plenty of room at the top. We can be a dominate player in this market in as soon as 3-5 years. This growing market gives us a chance to significantly increase company profits and strengthen our distribution channels. Products provide for growth in targeting a completely new customer base. Momentum is building internally and within the outdoor power equipment market.

Long-Term Goal Fulfill potential to become $200+ million division in 3-5 years

Commercial Products Summary Awesome Opportunity for Polaris and our Dealers Builds on our history and core competency Great potential to increase Revenue and Profit Great opportunity for "New" Distribution Helps build the Dominant Brand image Provides a whole new customer base in the commercial products arena We have a great Opportunity - but need to keep focused and move quick!

BOB NYGAARD General Manager - Snowmobiles

01/02 Snowmobile Industry Demographics Median Age 42 years Gender 80% Male Married 74% Children at Home 0.8 Median Annual Household Income $70,000 (26% over $85k) Avg. Miles Ridden 960 (5 yr. avg.=1,200) % usually Trailering to Ride 65% Number of Snowmobile Clubs 3,000+ Belong to a Snowmobile Club 40%

Worldwide Snowmobile Industry Retail Approx. 2.7 Million registered sleds Worldwide (00/01) Approx. 2.7 Million registered sleds Worldwide (00/01)

Snowmobile (Last 5 years) Very Poor Snow 4 of the last 5 years No new significant new manufacturer's exited or entered Industry North American sell through down every year but one. Industry North American carryover 34% higher than 5 years ago (now 54,722)

Snowmobile Industry Segments % of 01/02 01/02 N. Am. Industry Trend Performance 40% Two-Up Touring 19% Deep Snow 18% Trail Luxury 14% Trail Sport 5% Kids 4% Polaris is the Market Share Leader in 5 of 6 segments

2001 WORLDWIDE INDUSTRY SNOWMOBILE SALES BY REGION North Central US Mid-Atlantic New England Mountain Pacific E. Canada W. Canada Central Canada International 0.31 0.11 0.1 0.07 0.06 0.1 0.05 0.1 0.1

01/02 Snowmobile Industry

01/02 Polaris Snowmobile Polaris Gained Share In: US, Canada, and International 4th Consecutive year of Share Gain 12th Consecutive year of Share Leadership Approx. 35% Worldwide Market Share

Polaris Snowmobile Sales 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Down 18-20%

Snowmobile Industry North America If 86/87 - 96/97 Growth rate had continued (good snow) = 365,000 unit North American industry in 01/02 versus 185,000 -Polaris Wholegoods revenue at current 01/02 share would be $325 million greater Substantial Growth Opportunity with Snowfall

Pro X Performance Models Polaris Snowmobiles 03 Model Line-up Changes

2003 PRO X 440, Fan, 600, 700 & 800

Pro X Performance Models Liberty Four Cycle Engine Edge Touring Chassis Polaris Snowmobiles 03 Model Line-up Changes

2003 Frontier Touring with Liberty 4-cycle Engine

Polaris Snowmobiles 03 Model Line-up Changes PRO X Performance Models Liberty Four Cycle Engine Edge Touring Chassis Improved Mountain (Deep Snow) Models

2003 800 RMK Vertical Escape SnoWest Magazine 2003 Sled of the Year

Polaris Snowmobiles 03 Model Line-up Changes Pro X Performance Models Liberty Four Cycle Engine Edge Touring Chassis Improved Mountain Models Edge 340 and 340 Classic Edge SKS Models Improvements to Industry Leading Engines & Suspensions Electric Reverse, New Skis, New Tracks, New Brakes, etc.

Polaris Snowmobile Snow Check Select Customization Model Year 2003 5 Color Options 3 Suspension Options Shock Absorber Options Track Height & Length Options Electric Start Reverse Premium RMK Models

"In the past few seasons, Polaris has introduced more new models, new engines, and new styles to snowmobiling than any other manufacturer. And perhaps more importantly, the build and running quality of their sleds has improved dramatically." - Snow Tech Magazine 4/01

Land Closure 219,000+ miles of snowmobile trails in North America Only approximately 1,000 miles of trail in National Parks Yellowstone decision after Fall elections 2 alternatives allow continued snowmobiling in the park Quieter, cleaner machines being introduced

EPA Proposed Fleet Emission Reductions (from current Industry Averages) -Final Rule expected 9/02 -Mixture of Technologies may be applied -Polaris will achieve through product development -Potentially brings new customers to the sport

Polaris Snowmobile Outlook is Bright Industry and Polaris growth will resume with snowfall Proven/experienced leadership Excellent Product plan in all segments Will meet proposed EPA regulations Successfully combating land closure issues Customized production Continued aggressive quality improvement Dominant brand in snowmobiling

MARK BLACKWELL General Manager - Victory

U.S. Motorcycle Market Growth Market size approximately $6 billion

U.S. Motorcycle Market By Segment

U.S. Motorcycle Market

Sales Geography North America = Nearly 85% Of Worldwide Heavyweight Cruiser & Touring Cruiser Retail Sales (U.S. 78%, Canada 6%) In The U.S., The Top 10 States Represent Over 50% Of Retail Sales (California, Texas, Florida, Pennsylvania, Ohio, New York, Michigan, Illinois, North Carolina, Georgia) Retail Sales Are Concentrated Into Urban & Suburban Areas 50% Of All Heavyweight Cruiser Sales Take Place In The Top 28 Markets (NY, LA, Chicago, Boston, Philadelphia, Minneapolis, San Francisco, etc.) We are Concentrating Our Dealer Development In These Areas

Demographics & Lifestyle Premium Cruiser & Touring Cruiser Buyer Profile Median Age 45 Median Income $78,000 Male 94% Married 69% College/Post Graduate 27% Armed Service Veterans 33% Median Years Riding 20 First Ever Motorcycle 18% Pro-American Drives A Pick-up (Dodge, Chevy Or Ford) Drinks American Beer Listens To Classic Rock, Blues & Country Music Watches Motorsports Prefers T-Shirts & Jeans To Khakis & Polos Participates In Local Biker Events & Rides

VICTORY SALES GROWTH In excess of 45% In Millions

2002 YTD Progress Much More Visibility For Victory 800 # Call Volume Up 3X, Website Traffic Up 10X Dealers Reporting Much More Floor Traffic & Interest In Victory Estimate 15,000+ Demo Rides Conducted During The Freedom Challenge Retail Sales Up 73% Dealer Inventory Down 22% Spirit Lake Inventory Clean Dealers Calling For More Product, To Become Victory Dealers 250 Business Plans Completed; Over 200 Stores "Reset" 23 Solid New Dealers Added In Key Open Points Almost 300 Current Dealers in U.S. and Canada 54 Solid Prospects Invited To Orlando Sales Meeting 2002 Model Warranty Cost Per Unit Down Wholegoods Gross Margin Increasing

Our Situation for 2003 Industry is still growing fast Cruisers are growing even faster Victory has huge momentum Now, add to this . . . Exciting new product to expand market appeal Custom Order Program gives Victory a decisive competitive advantage in this highly competitive market READY TO TAKE OFF!

2003 Outlook Expect The Market To Continue To Grow Another 10 - 15% Believe Our New Victory Custom Order Program Will Provide Additional Growth Potential 20 - 25% Our Exciting New Model Moves Us Into The Lucrative Custom Cruiser Segment, Expanding Our Available Market Another 44%. With Availability Next Spring, We Are Only Counting On Capturing About 2/3rds Of That Amount During The First Model Year, Around 25 - 30% With Another Year Of Product Improvements, Brand Building & Promotions, And Strengthening Our Dealer Network 15 - 20% Add That All Up And You See A Potential Increase of 70 - 90% We Are Targeting A More Conservative Retail Growth 45 - 50%

2003 Overview This year is even bigger news Custom Order Program Radical new way of buying a motorcycle Modeled after our SnowCheck Select Program Exciting New Model Represents an all-new chassis platform

Custom Order Program - Why? Consumers Get more of the bike they want Big savings No left over parts or down time Peace of mind knowing installation done right, at the factory Dealers Much more appealing product to sell - Volume! Dealers make more money on each bike - Margins! Custom options do not prevent dealers from selling lots of accessories with the bikes Units are pre-sold - NO FLOORING!

Custom Order Program

Custom Order Program

Custom Order Program

Custom Order Program

Custom Order Program

Custom Order Program

Custom Order Program - How Website launches August 1, 2002 with configurator Consumer launch in Sturgis - See the bikes Separate COP brochure Magazine editorial should hit in August - September National advertising in enthusiast publications at the same time Local spot TV being produced Dedicated dealer website Paper order forms at the dealerships

2003 New Model

Market Driven Product Strategy Target "groups of customers" in one of the largest, fastest growing, most lucrative part of the motorcycle market Premium Cruisers (>1400cc) Classic Cruisers Touring Cruisers Soft Hard Custom Cruisers

Victory Market Expansion Victory Market Expansion

Target Customer Groups

2003 Highlights New Model - Available Spring 2003 Expands available Victory market by another 44% Entering the fast growing "Custom Cruiser" segment These customers value Styling and Comfort Smooth, flowing lines Low seat height, comfortable stretched out riding position MSRP $14,999

Vegas

Vegas

Vegas

Vegas

Vegas

Vegas

Vegas

Vegas Full Line of Accessories Styling Tons of chrome - Front ends/Swingarms/Foot controls/Hand controls Comfort Windshields Saddlebags Seats Performance Slip-ons Stage 1 kits Stage 2 kits

PARTS APPAREL ACCESSORIES FINANCIAL SERVICES SCOTT SWENSON GENERAL MANAGER

WHAT IS PURE POLARIS? PRODUCTS: 40,000 active SKU's, 3000+ new SKU's annually *PARTS: Service parts *ACCESSORIES: Diverse array of experience enhancing products that are not standard equipment. Broadest, most integrated selection of any OEM. *APPAREL: Private label Polaris designed clothing products * FINANCIAL SERVICES: Retail credit, extended service contracts, insurance (consumer & dealer) PEOPLE: 200-260 EMPLOYEES *DISTRIBUTION: Vermillion, Winnipeg, France, & Australia, 150-180 in Distribution

VERMILLION DISTRIBUTION CENTER

SHIPPING SORTER

*COMPETITION: Aftermarket competitors: Parts Unlimited, Tucker Rocky, MotoVan, Indirects: Other OEM's FULLY OPERATIONAL DIVISION FROM PRODUCT DEVELOPMENT, TO SALES, TO DISTRIBUTION 3RD LARGEST DIVISION $209 MM in Revenues in 2001 Top selling garments and accessories product categories Polaris Oil Plow kits ATV Winch kits Helmets Snow Outerwear jackets Rack & Extenders Covers Snow Outerwear & Bibs WHAT IS PGA PURE POLARIS?

PRODUCT MIX COMPARISON

PRODUCT MIX COMPARISON

Achieved by . . . . Product Innovation and Productivity "Foundation" Parts Pure Parts. Cash Cow. Improve margins. Find new ways to grow. Asset utilization focus. Apparel New product innovation. Predator. Improve consistency of quality, design, cost, price. Accessories/Oil Sell solutions. Integrated into product development process, PDP. Factory accessorized ATV's. Improved Quality and Productivity Measurement system to drive process Focus on dealer and end customer value Supplier cost reduction Growth Initiatives - "The Catalysts" P,G,A Sales Force: Effectiveness Educate/develop dealer network Improve frequency and reach...retail focus Marketing and Advertising Retail merchandising focus Penetrate the Installed Base Explore licensing opportunities Alliances / Acquisitions Non-Polaris PA&A opportunities International Focused market solutions (80/20 rule) Financial Services Rapidly grow retail credit and ESC's. Wholegoods PG&A integration. HIGHER EXPECTATIONS!! The Pure Polaris Goals . . . . Double sales in 3 years Grow operating income faster than sales Industry leading product and service quality Rapidly grow retail financial services portfolio

STRATEGIC PLAN Dealer Merchandising - Factory accessorized machines with extended flooring - Self -liquidating displays (RPM) - Merchandising package - Planograms, POP, signage Sell Solutions...Differentiate Product with Accessories - Pure Escape packages: Hunter, Farmer, Homeowner, Utility (15 total) - Snow, PWC, Victory in development - 38% of consumers are willing to pay a 20% premium for customized product Installed Base - 2 million Polaris machines in use - Market Research to understand consumer needs and best way to reach them - Improve database... targeted offers - Partner with dealers to offer consumer direct marketing Non-Polaris PG&A - Leverage dealers, PAA sales, purchasing, and distribution - "Pursuit" helmets - One stop shopping for dealer REVENUES

LAS VEGAS MOTORSPORTS Before & After Capital Invested: $850.00 Time Invested: 3 hours Increased Sales: 50% overall Pure Polaris sales increase

Capital Invested: $850.00 Time Invested: 6 Hours Increased Sales: 30% overall Pure Polaris sales increase DIGGERS Before & After

STRATEGIC INITIATIVES QUALITY Easier to Do Business With Implemented in 2000/2001 Pure Polaris dedicated sales force Free Freight on Daily Orders over $300 Margin Improvements across all product lines Improved packaging Initiatives for 2002 and beyond Streamline order preseason process Improve to 100% daily orders shipped by 3:00 pm Improve orders shipped complete to 95+% Improve retail support/ merchandising Improve packaging Continue to increase dealer profitability Product Quality Product Development Process Integration with WG PAA available at introduction Opportunity screens Product Quality filter process Product Evaluation and Testing Prints/Specs Audit supplier processes Implement testing process Measure

FINANCIAL SERVICES Polaris StarCard 50/50 Partnership with Household Retail Financial Services Up to 2% dealer participation for non-promotional sales Online dealer application, authorization, and settlement via WebFin@nce Polaris Sponsored promotions to drive dealer traffic and product sales Expect volume to grow 40%+ in 2002 Leverage Household's underwriting & collections expertise POLARISTAR Protection Plus - Service Agreements Outsourced program to Aon Warranty Services Polaris takes no risk and receives a marketing fee/contract sold High-margin dealer profit per sale Polaris program with Polaris specific component coverage

1998 1999 2000 2001 2002 Actual Actual Actual Actual Forecast (-) 13% 14% 16% 5-10% $139 $158 $180 $209 PURE POLARIS SALES GROWTH

PGA GROWTH UPDATE Successes Opportunities 1998-2001 Revenue growth of 53% Rapid product development ...over 2000 new G&A items Wholegood integration with "solutions" focus Vermillion distribution facility continues to expand capacity Focused dealer merchandising and programs to drive retail sell through Improvements in Ease of Doing Business With Installed Base penetration opportunity Lack of snow in '01/'02 is a challenge Dealer channel...less than 50% of our dealers are "engaged" in PGA Still not the easiest company to do business with Improved wholegood product quality impacts service part sales

BENNETT MORGAN General Manager - ATVs

1997 1998 1999 2000 2001 2002 Fcst 452 641 734 827 827 901 25 ATV Division Revenue (Wholegoods plus PPS) ATV Growth Machine Back On Track 9-12% Growth

ATV Industry Unit Sales '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 International 15 15 15 15 15 15 15 15 15 15.12 15.185 17.181 18.2 20.5 31.833 30.85 35.5 38.5 44.9 54.5 65.1 Canada 31 53 69 73 65 46.3 37.124 30.632 33.783 32.691 33.07 34.686 33.041 34.487 35.174 43.439 51.8 63.8 74.3 83.5 91 U.S. 250 425 550 564 476 395 325 200 145 151 176.896 196.45 240.842 288.204 317.876 359.397 432.9 549.1 643.5 736.1 805 Total Industry 296 493 634 650 556 456.3 377.124 245.632 193.783 198.811 225.151 248.319 292.083 343.191 384.883 433.686 520.2 651.4 762.7 874.1 961.1 Sources: Motorcycle Industry Council / Industry estimates - Power Research, Brown Projected No. American ATV market $4 billion International ATV market $400 million Average annual growth rate 17% (since '96) Big, Growing, Sustained

ATV Industry Dynamics Sustained double digit growth - 10% projected in 2002 Market not mature - 40% new buyers Economic events cycles not a strong influence - strengthened after events of Sept 11th Product convergence occurring Buying/product experience increasing in importance Quality increasing Much more competitive, more competitors Lots of Growth Still To Be Had

2002 U.S. Market Share 2002 Retail STD Market Share Polaris Up 11% Up .4% Honda Down Down Yamaha Up Down Kawasaki Up Up Suzuki Up Up Arctic Cat Up Up Bombardier Up Up Industry Up 9% Polaris #2 Share Gaining

ATV Market Geographic - U.S. Top 25 States = 79% Industry Retail Polaris Sunbelt Opportunity

ATV Market Product Segments - N.A. Rolling 18 months thru June '02 Growth Drivers: Big Bore Rec/Ut, Big Bore Sport, Youth

ATV Industry Demographics

ATV Consumer Demographics Polaris Male Average age 41.5 years Average household income $56,000 Half live in rural counties Outdoorsmen who like to hunt, shoot, fish and camp. Also "gearheads" who enjoy motorcycling, auto races, car shows, tractor and truck pulls Yamaha Tend to be younger and less upscale Honda Similar to Polaris Uses 1/3 recreation riders 1/3 hunting and fishing 1/3 utility work (20% farming/ranching) More than 66% use for some form of work We Know This Customer Cold!

ATV External Environment Aggressive Competition, Increasing Regulation and Restrictions Issue Regulated on emissions - EPA/CARB Response Participating in EPA rule making, will eliminate 2-strokes by 2006. Achieve through product planning and development Land use debates expected to intensify Polaris, Industry, user groups must become more unified - more proactive. Polaris developing proactive grass roots campaign. Aggressive industry spending promotional/ad continues Fund through product cost down initiatives, long term product innovation through product planning Reduced product life cycles - less differentiation Increased investment in Engineering and product development

Utility Vehicle Market - U.S. $1 Billion Industry Industry +16% 3 yr CGR RANGER Outpacing Market by 5x RANGER +78% 3 yr CGR 2000 2001 2002 Forecast Share Rank Share Rank Share Rank Industry Retail % +/- +25% +21% +2% Polaris 7 ? 5 ? 5 ? John Deere 1 ? 1 ? 1 ? Kawasaki 2 ? 2 ? 2 = EZ-Go 3 ? 3 ? 3 ? Club Car 4 ? 4 ? 4 = Taylor Dunn 6 ? 5 ? 6 ? Cushman 5 ? 6 ? 7 ? Large, Growing Industry RANGER Outpacing with Dominant Product

Utility Vehicle Applications Industrial and Commercial 19% Multi Acre Homeowners 18% Landscape and Turf Management 18% Golf Course Management 16% Farmers and Ranchers 14% Outdoorsmen 9% Government 6% RANGER Focus: Multi Acre Homeowners Small Landscape Contractors Farmers and Ranchers Outdoorsmen

Polaris ATV Product News 2001 N.A. ATV Industry Sales 2001 Big Bore Sport 809000 101000 Big, Growing, Incremental 101,000 23% Growth 13% of ATV Market Entering Big Bore Sport Market Market size approx. $5-$6 billion

Predator 500 Entering a New Segment with a Superior Product

Predator 500 Ultimate combination of handling, power and suspension. Superior handling Powerful Superior Suspension Premium Standard Features Priced to win $5999 U.S. $8899 C.N. Predator's Sweet Spot Polaris Out Handles Competition Polaris Outpaces Competition

Polaris ATV Product News Simplified the Line-up - "More with Less" Ride leadership in every segment 26% reduction Industry Leading Products RANGER - Platform Sportsman 700 Twin - ATV of the Year New Sportsman 600 Twin Improved Magnum line Youth - #1 share position - new Predator 90 Quality continuing to improve Selective Share Taking Price Reductions Lower MSRPs on Sportsman 500 H.O. and Sportsman 400 Magnums value priced Competitive, Innovative Programs Continue Stay competitive with dealerships and consumers Polaris Winning, Gaining Share

Polaris ATV Outlook Real industry growth continues Waves of new product news will drive growth Ride leadership in every segment New segment penetration provide volume and share growth Drive quality to industry leading Margin expansion continues via cost & product development Increased focus on land use and emissions Strong #2, gaining share Growing Profitably, Outperforming

MIKE MALONE VP Finance & CFO

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Forecast 291.563 371 512 805 1079 1157 1009 1153 1296 1393 1487.6 1512 99 Ten Year CAGR: 18.0% A Consistent Track Record... Sales 1991-2001 2-5% range

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Forecast 0.81 0.91 1.21 1.98 2.19 2.24 2.45 2.72 3.07 3.5 3.88 3.88 0.4 Ten Year CAGR: 17.0% Earnings Per Share 1991-2001 (diluted) $ 4.30 to $4.40 11-13% Increase 20 consecutive years of earnings growth

Gross Margin Percentage Gross Margin Improvements are Sustainable Lowering Overall Costs Initiatives taken to improve gross margins include: Roseau manufacturing facility redesign EDGE snowmobile chassis ATV model platform consolidation Victory product cost reduced over 20% Ryerson acquisition Improved purchasing practices/partnerships Overall drive to reduce product costs remains intact YTD 2002 margin expansion of +100 bpts 1999 2000 2001 2002 Forecast East 0.197 0.207 0.206 0.216 +60 to +100 Basis Points * Slight decline in gross margins due to higher ATV promotional costs in 2001 *

Operating Expenses YTD 2002 operating expenses, as a percent of sales, increased 90 basis points compared to last year. Continued cost reduction efforts were offset by a 26% increase in research and development and a significant positive move in stock price which increases stock based compensation expenses. Excluding research and development and non cash compensation, the YTD operating expense percentage was flat with last year. 1999 2000 2001 2002 Forecast East 0.109 0.119 0.119 0.12 0.003 Operating Expense Percentage +10 to +40 Basis Points

CASH FLOW 1999 2000 2001 2002 Forecast 124 108 189 145 20 1999 2000 2001 2002 Forecast 65 63 54 60 10 1999 2000 2001 2002 Forecast 20 21 23 25 1999 2000 2001 2002 Forecast 39 24 112 55 20 Cash Provided by Operations Capital Expenditures Dividends Paid Free Cash Flow In Millions In Millions In Millions In Millions $145-$165 $60-$70 $55-$75

1996 1997 1998 1999 2000 2001 2002 YTD East 0.5 1.5 1.1 1.5 1.2 1.1 0.5 Cumulatively to date have repurchased 7.3 million of 9.5 million authorized for a total of $263 million. Share Repurchases 1996 1997 1998 1999 2000 2001 2002 YTD East 14 40 38 52 40 49 30 In Millions In Millions In dollars Shares repurchased

Financial Services Fee income from contracts written Partnered with Virginia Surety A subsidiary of AON No warranty risk to Polaris Wholesale Financing Retail Financing Extended Service Contracts Consumer & Dealer Insurance Polaris Financial Services Fee income from contracts written Partnered with Markel American Insurance and K&K Insurance No insurance risk to Polaris Partnered with Household Provides consumer financing Currently financing about 12% of machines sold Polaris Acceptance JV with Transamerica Provides floor plan financing for about 1,700 dealers in U.S.

Financial Services Wholesale Financing Retail Financing

Financial Services Income from Financial Services Millions Income from financial services down 7% YTD due to lower interest rates partially offset by growth in the retail credit portfolio income and extended service contracts YTD 2002 3 Year CAGR: 23% Down mid single digits due to lower interest rates Avg. Return on Investment 30% 33% 28%

Financial Services Wholesale Financing - Polaris Acceptance Business Structure Potential Benefits/Risks Equal partnership with Transamerica called Polaris Acceptance (PA) Formed in 1996 and has operated at a profit each year Receivables are funded 85% by Transamerica debt and 15% by cash equity (shared equally). Polaris' share of equity at December 31, 2001 was $41 million. 92% of the receivables portfolio is secured by the whole good units. PA has 24 employees who underwrite dealers, service delinquent accounts and perform other collection functions. Transamerica provides systems support and conducts floor plan audits. Polaris shares 50% of the income or losses generated by the portfolio. Historically, Polaris has agreed to repurchase products repossessed by PA up to an annual amount of 15% of the prior year's average month end receivable balance (approx. $70 million for 2002) Polaris' repurchase exposure is limited to the difference between the amount paid to PA and amount received on the resale of repossessed product. Historical losses have been minimal. Polaris does not guarantee outstanding indebtedness of Transamerica related to the PA portfolio. Polaris' liability is limited to its investment and repurchase obligation. Polaris shares 50% in dealer credit losses which have averaged less than 3 tenths of one percent (.3%) of the portfolio over the 6 years of the partnership. - Provides floor plan financing to Polaris' dealers in the U.S.

Financial Services Retail Financing - Household Business Structure Polaris benefits/Risks Beginning in 1999 retail credit was extended through the Transamerica/Polaris Acceptance partnership. In October 2001 the retail portfolio was purchased by Household International. 50-50 income sharing arrangement with Household International. Household provides similar financing for companies such as Best Buy, Mitsubishi, Yamaha and Kawasaki. Receivables are funded 85% by Household debt and 15% by cash investment (shared equally). Polaris' investment at December 31, 2001 was $12 million. Household underwrites the portfolio, provides documents, trains dealers, collects the receivables and constantly monitors the portfolio to establish loan loss reserves. Polaris shares 50% of the income or losses generated by the portfolio. The retail portfolio was profitable in 2001. Either party has the right to terminate the agreement if profitability falls below certain minimum levels. Polaris' liability is limited to its investment plus an aggregate amount of not more than $15 million. Receivable losses have averaged less than 3%. Losses are anticipated to increase up to industry averages (approx. 5%) as the portfolio matures. Current loss reserves are adequate. - Provides private label retail credit to Polaris' consumers through Polaris dealers in U.S.

TOM TILLER President & CEO

Where We Are Headed Accelerating Growth: $2B by 2004; $3B by 2007 Grow earnings faster than sales; expand margins Build a dominant brand with industry-leading quality and distribution Expand the P/E multiple to 20+ Higher Expectations

The Roadmap Keep driving innovation - deliver a higher percentage of great new products New Polaris Development Process is key Maintain strong positions in ATV's and snowmobiles Continue to drive quality improvement as #1 internal objective Fix PWC, Victory Expand Financial Services and PG & A Successfully introduce Polaris Professional Series Continue to drive efficiency / cost improvements via platform consolidation, making more engines, factory productivity, etc. Ride the economic recovery Keep strengthening the team Improve the dealerships Execute a sensible acquisition